THE VANTAGEPOINT FUNDS Aggressive Opportunities Fund Ticker Symbol: Investor Shares: VPAOX T Shares: VQAOX
SUMMARY PROSPECTUS • JANUARY 22, 2013

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated January 22, 2013, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To offer high long-term capital appreciation.

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Beginning March 1, 2013, all outstanding shares of the Fund will be renamed “Investor Shares,” and the Fund will offer a new share class, “T Shares,” to investors. In the interim, the Fund continues to offer its existing shares to investors. Information about these shares is described below under Investor Shares.

Shareholder Fees
(fees paid directly from your investment)

Transaction fees (All share classes)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)	T Shares	Investor Shares

Management fees	0.10%	0.10%

Subadviser fees[1]	0.36%	0.36%

Other expenses	0.12%	0.37%

Total annual fund operating expenses[1]	0.58%	0.83%

[1]	Fees and expenses have been restated to reflect current fees and expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
T Shares	$59	$186	$324	$726

Investor Shares	$85	$265	$461	$1,025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2011, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

 Investments, Risks, and Performance

Principal Investment Strategies
The Fund invests, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies. One or more of the Fund’s subadvisers employing an “actively-managed” strategy seeks to select common stocks it believes offer the opportunity for high capital appreciation. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell Midcap Growth Index, following an indexed or “passively managed” approach to investing. The range of stocks in which the Fund generally invests is expected to be that of the Russell Midcap Index.

The Fund also may invest in:

•	foreign equity securities (including those of issuers located in emerging market countries);
•	U.S. preferred stock; and
•	U.S. and foreign convertible securities.

The term “equity securities” refers to both common and preferred stock.

The Fund’s subadvisers that pursue active management may invest in a company’s preferred stock or convertible security for various reasons including when they believe the security type offers a higher risk-adjusted return opportunity than the company’s common stock. Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.

In the indexed portion of the Fund, the subadviser seeks to approximate the investment characteristics and performance of a custom version of the Russell Midcap Growth Index by investing in (or obtaining investment exposure to) stocks in the custom index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe and includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The custom version of the index is comprised of all of the stocks in the Russell Midcap Growth Index but unlike the Russell Midcap Growth Index, it is an equally-weighted index, meaning that each stock included in the custom index is represented equally instead of based on each company’s capitalization, using weighting and rebalancing rules determined by the Fund’s adviser. This portion of the Fund is rebalanced periodically (but not necessarily at the same time changes are made to the custom index).

Summary Prospectus January 22, 2013	1	Vantagepoint Aggressive Opportunities Fund

The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may manage foreign currency risks by using forward currency contracts. Fund investments in derivative instruments are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.

Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:

Stock Market Risk
Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Mid-Cap Securities Risk
Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

Small-Cap Securities Risk
Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.

Growth Style Risk
The prices of growth-oriented equity securities may fall or fail to appreciate as anticipated by a subadviser, regardless of movements in the securities markets. Equity securities representing a growth style may be out of favor in the market and the prices of growth-oriented equity securities may be more sensitive to changes in current or expected earnings than other styles of investing, particularly over shorter time periods.

Indexing Risk
The portion of the Fund that is indexed or passively managed is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in this portion of the Fund may be purchased, held, and sold by the Fund at times when an actively managed portfolio would not do so. In addition, performance of this portion of the Fund will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the passive portfolio (whereas the index has no management fees or transaction expenses); (ii) changes to the index; and (iii) the timing of cash flows into and out of this portion of the Fund.

Foreign Securities Risk
Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs. These risks may be greater with respect to securities of companies located in emerging market countries. Investments in securities of issuers located in emerging market countries tend to be more volatile than investments in securities of issuers located in developed foreign countries.

Foreign Currency Risk
Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivative Instruments Risk
Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); and the risk of mispricing or improper valuation of the derivative instrument, and the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (valuation risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.

Preferred Stock Risk
Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.

Convertible Securities Risk
The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally tend to be of lower credit quality, have a higher risk of default, and tend to be less liquid than traditional non-convertible securities. The market prices of these securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Multi-Manager Risk
While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

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 Risk/Return Bar Chart and Table

The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares will be renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Calendar Year Total Returns — Investor Shares

Best Quarter	Worst Quarter
24.00%	-26.13%
(2nd Qtr 2003)	(4th Qtr 2008)

Average Annual Total Returns
(for the periods ended
December 31, 2011)	1 year	5 years	10 years
Aggressive Opportunities Fund

Investor Shares — Return before taxes	-10.42%	-0.04%	2.83%

Investor Shares — Return after taxes on distributions	-11.82%	-1.10%	2.17%

Investor Shares — Return after taxes on distributions and sale of fund shares	-5.46%	-0.19%	2.33%

T Shares — Return before taxes	-10.42%	-0.04%	2.83%

Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	-1.65%	2.44%	5.29%

Morningstar Mid-Cap Growth Funds Average (reflects no deduction for taxes)	-3.96%	2.01%	4.42%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.

 Management

Investment Adviser: Vantagepoint Investment Advisers, LLC (“VIA”)

VIA uses a multi-management strategy for the Fund by using more than one subadviser. A multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. Therefore, VIA allocates Fund assets among multiple subadvisers practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.

Subadvisers:

Southeastern Asset Management, Inc.
Name	Title with Subadviser	Length of Service
O. Mason Hawkins, CFA	Chief Executive Officer	Portfolio Manager of the Fund since July 2002

G. Staley Cates, CFA	President	Portfolio Manager of the Fund since July 2002

TimesSquare Capital Management, LLC
Name	Title with Subadviser	Length of Service
Tony Rosenthal, CFA	Managing Director and Portfolio Manager/Analyst	Portfolio Manager of the Fund since January 2006

Grant Babyak	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since January 2006

SSgA Funds Management, Inc.
Name	Title with Subadviser	Length of Service
Michael J. Feehily, CFA	Managing Director, Portfolio Management	Portfolio Manager of the Fund since August 2012

Dwayne Hancock, CFA	Vice President, Portfolio Management	Portfolio Manager of the Fund since August 2012

Wells Capital Management Inc.
Name	Title with Subadviser	Length of Service
Thomas Pence, CFA	Managing Director and Senior Portfolio Manager	Portfolio Manager of the Fund since August 2012

Michael Smith, CFA	Co-Portfolio Manager	Portfolio Manager of the Fund since August 2012

Chris Warner, CFA	Co-Portfolio Manager	Portfolio Manager of the Fund since August 2012

Purchase and Sale of Fund Shares
Prior to March 1, 2013, Fund shares are available for purchase by any eligible Fund investor. Beginning March 1, 2013, T shares will be available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio and Milestone Funds. Beginning March 1, 2013, Investor Shares will be available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for

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ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare

RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.

Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

BRC000-072-201301-C2027

Summary Prospectus January 22, 2013	4	Vantagepoint Aggressive Opportunities Fund